SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date Of Report (Date of earliest event reported): December 4, 2000



                            MAVERICK TUBE CORPORATION

              (Exact Name of Registrant as Specified in it Charter)



Delaware                            1-10651                   43-1455766
(State or Other Jurisdiction      (Commission               (IRS Employer
   of Incorporation)              File Number)             Identification No.)



16401 Swingley Ridge Road, Suite700, Chesterfield, Missouri          63017
(Address of Principal Executive Offices)                           (Zip Code)



                                 (636) 733-1600
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS


Net sales and net income of Maverick Tube Corporation (the "Registrant") for the period which commenced October 1, 2000 and ended October 31, 2000, were $55.6 million and $3.2 million, respectively. On September 22, 2000, the Registrant completed its business combination with Prudential Steel Ltd. ("Prudential") pursuant to a plan of arrangement implemented by means of a share for share exchange. Such transaction has been accounted for as a pooling of interests. The net sales and net income amounts set forth above include more than 30 days of combined operations of the Registrant and Prudential. This information is reported for purposes of complying with the Securities and Exchange Commission's Accounting Series Release 135. This information includes operations from part of the fourth quarter of the Registrant's fiscal year ending December 31, 2000 and is not necessarily indicative of the results of operation of the Registrant for the 3-month or 12-month periods ending December 31, 2000.

On December 4, 2000, the Company announced the resignation of Barry R. Pearl, Vice President and Chief Financial Officer. The Company has not yet announced the appointment of Mr. Pearl's successor.

As  previously  reported on Form 8-K filed on September  25,  2000,  on June 11,
2000, the Reistrant and Prudential entered into a definitive Combination Agreement providing for the combination of Prudential with the Registrant. The transaction was completed on September 22, 2000. The Registrant is filing herewith certain financial information, including restated audited consolidated financial statements of the Registrant for the years ended September 30, 1999, 1998 and 1997, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of the Registrant, which are being filed as Exhibit 99 to this Form 8-K and are incorporated herein by reference. Also incorporated herein by reference is the independent accountant's report filed as part of Exhibit 99.

The supplemental consolidated financial statements give retroactive effect to the merger of the Registrant and Prudential on September 22, 2000, which has been accounted for using the pooling of interest method as described in these supplemental consolidated financial statements. Accordingly, the Company has restated the consolidated financial statements and all financial information to reflect the combined operations, financial position and cash flows of both companies.

Pursuant to Rule 11-02(c) of Regulation S-X, the filing of restated audited financial information as Exhibit 99 to this Form 8-K eliminates the requirement to include pro forma financial information in Item 7 in an amendment to the Company's Form 8-K filed on September 25, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

The (i) consolidated audited balance sheet of Prudential Steel Ltd. as at December 31, 1999 and 1998 and (ii) the consolidated statements of income and retained earnings and cash flows for each of the years in the three year period ended December 31, 1999 are incorporated by reference to the audited financial statements of Prudential Steel Ltd. attached hereto as Exhibit 20.1.

(b)   Pro Forma Financial Information

      Not Applicable.

(c)   Exhibits

Exhibits          Description

20.1 Financial Statements of Prudential Steel Ltd as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997.

23.1             Consent of Ernst & Young

27               Financial Data Schedule

99 Restated financial information as of December 31, 1999 and 1998 and for each of the fiscal years ended December 31, 1999, 1998 and 1997.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 5, 2000

                                MAVERICK TUBE CORPORATION

                                By:  /s/ Pamela G. Boone

                                     Pamela G. Boone
                                     Acting Chief Financial Officer